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                                                                 Exhibit 10.2(b)

                             FIRST AMENDMENT TO THE
            BANC ONE CORPORATION 1994 DIVIDEND EQUIVALENT UNIT PLAN


     The following amendment is hereby made to the BANC ONE CORPORATION 1994 Dividend Unit Equivalent Unit Plan (the "Plan"), effective as of August 15, 1996.


     1. Section 5.4 shall be deleted in its entirety and replaced with the following new Section 5.4:

         5.4 Investment Of Dividend Equivalent Cash Balance. The Participant will direct the Corporation to invest the cash balance from the accumulation of Dividend Equivalent payments into one or more of the available investment portfolios available under the BANC ONE CORPORATION Compensation Deferral Plan, with the exception that no funds will be invested in the BANC ONE Stock Fund.


     2.  The remainder of the Plan shall be as stated.


                                    BANC ONE CORPORATION

                                    /s/ ROMAN J. GERBER
                                    ------------------------
                                    Roman J. Gerber
                                    Executive Vice President
                                    and Secretary